SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                        Alamogordo Financial Corporation
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


         Federal                                           74-2819148
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(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)



500 10th Street, Alamogordo, New Mexico                        88310
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(Address of Principal Executive Offices)                    (Zip Code)

  If this form relates to the              If this form relates to the
  registration of a class of securities    registration of a class of securities
  pursuant to Section 12(b) of the         Pursuant to Section 12(g) of the
  Exchange Act and is effective            Exchange Act and is effective
  pursuant to General Instruction          pursuant to General Instruction
  A.(c), please check the following        A.(d), please check the following
  box.|_|                                  box.|X|

Securities  Act  registration  statement file number to which this form relates:
333-92913


Securities to be registered pursuant to Section 12(b) of the Act.

             None                                              N/A
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       (Title of Class)                          (Name of Each Exchange on Which
                                                 Each Class is to be Registered)


         Securities to be registered pursuant to Section 12(g) of the Act:


                      Common Stock par value $.10 per share
--------------------------------------------------------------------------------
                                (Title of Class)

Item 1.  Description of Registrant's Securities to be Registered.


         For a description of the Registrant's securities, reference is made to "Description of Capital Stock of Alamogordo Financial," "Our Policy Regarding Dividends" and "Market for the Common Stock" in the Registrant's Registration Statement on Form SB-2 (File No. 333-92913) which is hereby incorporated by reference. For a description of the provisions of the Registrant's Stock Holding Company Charter and Bylaws that may render a change in control of the Registrant more difficult, reference is made to "Restrictions on the Acquisition of Alamogordo Financial and Alamogordo Federal" in the Registrant's Prospectus referenced above.


Item 2.  Exhibits.

         1. Registration Statement on Form SB-2 (Registration Number 333-92913) dated December 16, 1999, as amended, is hereby incorporated by reference.

         2.       Stock Holding  Company Charter  (incorporated  by reference to
                  Exhibit 3.1 of the Registration Statement on Form SB-2 as filed on December 16, 1999).

         3. Bylaws (incorporated by reference to Exhibit 3.2 of the Registration Statement on Form SB-2 as filed on December 16,
                  1999).

         4.       Specimen  Stock  Certificate  (incorporated  by  reference  to
                  Exhibit 4 of the Registration Statement on Form SB-2 as filed on December 16, 1999).

                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                  ALAMOGORDO FINANCIAL CORPORATION



Date:    February 22, 2000        By:/s/ R. Miles Ledgerwood
                                     ----------------------------------
                                     R. Miles Ledgerwood
                                     President and Chief Executive Officer